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FORM 8-A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

CLOUGH GLOBAL OPPORTUNITIES FUND
(Exact name of registrant as specified in its charter)

DELAWARE	20-4157961
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1625 Broadway, Suite 2200, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-131478.

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Shares of beneficial interest	American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The shares (the "Shares") to be registered hereunder are Common Shares of beneficial interest, no par value per share of the Clough Global Opportunities Fund (the "Registrant"). A description of the Shares is contained under the heading "Description of Capital Structure" in the prospectus included in the Registrant's registration statement on Form N-2, which registration statement was filed under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on March 23, 2006 (Registration Nos. 333-131478 and 811-21846, respectively), and such description is incorporated herein by reference.

ITEM 2. EXHIBITS.

        Pursuant to the instructions as to exhibits, no exhibits are filed herewith or incorporated by reference.

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND
By:	/s/ ERIN DOUGLAS Name: Erin Douglas Title: Secretary

Date: April 20, 2006

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  ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
  ITEM 2. EXHIBITS.
SIGNATURE